 Exhibit 99.1

Verra Mobility Announces Second Quarter 2019 Financial Results

Total revenue of $109.6 million

Net income of $3.6 million, Adjusted EBITDA of $59.7 million

Generated year-to-date cash flow from operations of $45.8 million

Mesa, AZ., - August 6, 2019 – Verra Mobility (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, today announced financial results for the quarter ended June 30, 2019.

“Verra Mobility reported another strong quarter, with Q2 exceeding expectations across all key operating metrics. Ongoing growth in billable days and increases in tolling usage are driving our Commercial Services segment, while the expansion of school zone speed in NYC is foundational for our Government Solutions segment” stated David Roberts, Chief Executive Officer of Verra Mobility. “The strength of our core business as well as some of our longer term smart city innovation initiatives give us confidence in our ability to maintain momentum for the remainder of fiscal 2019 and support our vision as a global leader in smart transportation.”

Second Quarter 2019 Financial Highlights

•

Revenue: Total revenue for the second quarter of 2019 was $109.6 million, up 12% compared to $98.2 million for the second quarter of 2018. Within total revenue, service revenue was $103.1 million and product revenue contributed $6.5 million.

•

Net income (loss): Net income for the second quarter of 2019 was $3.6 million, or $0.02 per share, based on 162.0 million diluted weighted average shares outstanding. During the second quarter of 2018, we had a net loss of $4.8 million, or $0.07 per share, based on 72.5 million weighted average shares outstanding.

•	Adjusted EBITDA: Adjusted EBITDA was $59.7 million for the second quarter of 2019, up 9% compared to $54.6 million in the second quarter of 2018.

First Half of 2019 Financial Highlights

•

Revenue: Total revenue for the first half of 2019 was $208.0 million, up 24% compared to $167.4 million for the first half of 2018. Within total revenue, service revenue was $201.1 million and product revenue was $6.9 million.

•

Net income (loss): Net income for the first half of 2019 was $6.4 million, or $0.04 per share, based on 159.2 million diluted weighted average shares outstanding. During the first half of 2018, we had a net loss of $27.0 million, or $0.40 per share, based on 67.5 million weighted average shares outstanding.

•	Adjusted EBITDA: Adjusted EBITDA was $110.9 million for the first half of 2019, up 26% compared to $88.4 million in the first half of 2018.

The Company reports its results of operations based on two operating segments:

Commercial Services delivers market-leading automated toll and violations management and title and registration solutions to rental car companies, fleet management companies and other large fleet owners.

Government Solutions delivers market-leading automated safety solutions to municipalities and school districts, including services and technology that enable photo enforcement related to red-light, speed, school bus, and city bus lanes.

Second Quarter 2019 Segment Detail

•

Commercial Services segment generated total revenue of $68.1 million growing 13.9% over the same period in the prior year, and segment profit of $44.1 million growing 20.2% over the prior year. Segment profit margins continue to be strong at 64.8% for 2019 and 61.4% for the prior year period.

•

Government Solutions segment generated total revenue of $41.5 million growing 8.0% over the same period in the prior year. The growth in this segment is driven by product sales in the current period which totaled $6.5 million. Segment profit of $15.5 million expanded slightly from $14.7 million in the prior year.  Segment margin was 37.5% in 2019 compared to 38.2% for the prior year period.

Quarterly Conference Call

Verra Mobility will host a conference call and live webcast to discuss financial results for investors and analysts at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on August 6, 2019. To access the conference call, dial (877) 407-0784 for the United States or Canada and (201) 689-8560 for international callers with conference ID #13692643. The webcast will be available live in the “Investor Relations” section of the Company’s website at http://ir.verramobility.com. An audio replay of the call will also be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on August 20, 2019, by dialing (844) 512-2921 for the United States or Canada and (412) 317-6671 for international callers, and entering passcode #13692643. In addition, an archived webcast will be available in the “News & Events” section of the Investor Relations page of the Company’s website at http://ir.verramobility.com.

About Verra Mobility

Verra Mobility is committed to developing and using the latest in technology and data intelligence to help make transportation safer and easier. As a global company, Verra Mobility sits at the center of the mobility ecosystem – one that brings together vehicles, devices, information, and people to solve complex challenges faced by our customers and the constituencies they serve.

Verra Mobility serves the world’s largest commercial fleets and rental car companies to manage tolling transactions and violations for millions of vehicles. As a leading provider of connected systems, Verra Mobility processes millions of transactions each year through connectivity with more than 50 individual tolling authorities and more than 400 issuing authorities. Verra Mobility also fosters the development of safe cities, partnering with law enforcement agencies, transportation departments and school districts across North America operating thousands of red-light, speed, bus lane and school bus stop arm safety cameras. Arizona-based Verra Mobility operates in more than 15 countries. For more information, visit www.verramobility.com.

Forward-Looking Statements

This press release contains forward-looking statements which address the Company’s expected future business and financial performance, and may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will” or similar expressions. Examples of forward-looking statements include, among others, statements regarding the benefits of the Company’s strategic acquisitions, changes in the market for our products and services, expected operating results, such as revenue growth, expansion plans and opportunities, and earnings guidance related to 2019 financial and operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Risks and uncertainties that may affect future results include those that are described from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the Company’s Investor Relations website, http://ir.verramobility.com, and on the SEC website, www.sec.gov. These forward-looking statements represent the judgment of the Company, as of the date of this release, and Verra Mobility disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company’s other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company’s reported financial results and our business outlook for future periods.

Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company also discloses certain non-GAAP financial information in this press release. These financial measures are not recognized measures under GAAP and they are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Adjusted Net Income and Adjusted EPS are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. Reconciliations of these non-GAAP measurements to the most directly comparable GAAP financial measurements have been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliations.

VERRA MOBILITY CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

($ in thousands except per share data)	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$92,247	$65,048
Restricted cash	1,743	2,033
Accounts receivable, net	106,261	87,511
Unbilled receivables	13,571	12,956
Prepaid expenses and other current assets	21,646	17,600
Total current assets	235,468	185,148
Installation and service parts, net	10,028	9,282
Property and equipment, net	65,907	69,243
Intangible assets, net	468,213	514,542
Goodwill	564,638	564,723
Other non-current assets	2,197	1,845
Total assets	$1,346,451	$1,344,783
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$49,318	$45,188
Accrued liabilities	20,295	14,444
Current portion of long-term debt	9,104	9,104
Total current liabilities	78,717	68,736
Long-term debt, net of current portion and deferred financing costs	859,133	860,249
Other long-term liabilities	3,764	3,369
Payable related to tax receivable agreement	66,097	69,996
Asset retirement obligation	6,873	6,750
Deferred tax liabilities	22,039	33,627
Total liabilities	1,036,623	1,042,727
Commitments and contingencies
Stockholders' equity
Preferred stock, $.0001 par value	—	—
Common stock, $.0001 par value	16	16
Common stock contingent consideration	54,862	73,150
Additional paid-in capital	367,995	348,017
Accumulated deficit	(107,152)	(113,306)
Accumulated other comprehensive loss	(5,893)	(5,821)
Total stockholders' equity	309,828	302,056
Total liabilities and stockholders' equity	$1,346,451	$1,344,783

VERRA MOBILITY CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2019	2018	2019	2018
Service revenue	$103,057	$97,044	$201,127	$166,050
Product sales	6,518	1,153	6,909	1,388
Total revenue	109,575	98,197	208,036	167,438
Cost of service revenue	1,613	1,651	3,002	2,482
Cost of product sales	2,918	878	3,194	1,050
Operating expenses	31,795	28,800	61,133	52,481
Selling, general and administrative expenses	20,865	27,588	41,416	60,864
Depreciation, amortization and (gain) loss on disposal of assets, net	28,850	27,496	57,791	46,040
Impairment of property and equipment	5,898	—	5,898	—
Total costs and expenses	91,939	86,413	172,434	162,917
Income from operations	17,636	11,784	35,602	4,521
Interest expense, net	15,656	19,579	31,689	32,226
Loss on extinguishment of debt	—	—	—	10,151
Other income, net	(3,345)	(2,766)	(5,552)	(4,059)
Total other expenses	12,311	16,813	26,137	38,318
Income (loss) before income tax provision (benefit)	5,325	(5,029)	9,465	(33,797)
Income tax provision (benefit)	1,734	(234)	3,054	(6,844)
Net income (loss)	$3,591	$(4,795)	$6,411	$(26,953)
Other comprehensive income (loss):
Foreign currency translation adjustment	(1,396)	(3,712)	(72)	(3,712)
Total comprehensive income (loss)	$2,195	$(8,507)	$6,339	$(30,665)
Earnings (loss) per share:
Basic weighted average shares outstanding	157,846	72,484	156,956	67,520
Basic earnings (loss) per share	$0.02	$(0.07)	$0.04	$(0.40)
Diluted weighted average shares outstanding	161,977	72,484	159,223	67,520
Diluted earnings (loss) per share	$0.02	$(0.07)	$0.04	$(0.40)

VERRA MOBILITY CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2019	2018
Cash Flows from Operating Activities:
Net income (loss)	$6,411	$(26,953)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	57,804	46,047
Amortization of deferred financing costs and discounts	3,589	4,215
Impairment of property and equipment	5,898	—
Bad debt expense	2,736	2,437
Deferred income taxes	(11,568)	(10,949)
Stock-based compensation	4,955	—
Loss on extinguishment of debt	—	10,151
Installation and service parts expense	643	244
Accretion expense	183	194
Write-downs of installation and service parts and (gain) on disposal of assets	(13)	(7)
Changes in operating assets and liabilities:
Accounts receivable, net	(21,433)	(3,490)
Unbilled receivables	(616)	(8,017)
Prepaid expense and other current assets	(3,848)	(428)
Other assets	(351)	(715)
Accounts payable and accrued liabilities	5,224	(467)
Other liabilities	(3,833)	272
Net cash provided by operating activities	45,781	12,534
Cash Flows from Investing Activities:
Acquisition of businesses, net of cash and restricted cash acquired	—	(525,362)
Purchases of installation and service parts and property and equipment	(14,192)	(11,109)
Cash proceeds from the sale of assets and insurance recoveries	14	3
Net cash used in investing activities	(14,178)	(536,468)
Cash Flows from Financing Activities:
Borrowings on revolver	—	468
Repayment on revolver	—	(468)
Borrowings of long-term debt	—	1,033,800
Repayment of long-term debt	(4,552)	(450,475)
Payment of debt issuance costs	(152)	(29,512)
Payment of debt extinguishment costs	—	(8,187)
Net cash (used in) provided by financing activities	(4,704)	545,626
Effect of exchange rate changes on cash and cash equivalents	10	(507)
Net increase in cash, cash equivalents and restricted cash	26,909	21,185
Cash, cash equivalents and restricted cash - beginning of period	67,081	10,509
Cash, cash equivalents and restricted cash - end of period	$93,990	$31,694

VERRA MOBILITY CORPORATION

QUARTERLY RESULTS AND ADJUSTED EBITDA RECONCILIATION

(Unaudited)

	Q2 2018	Q2 2019
($ in thousands)	As Reported	As Reported
Service revenue	$97,044	$103,057
Product sales	1,153	6,518
Total revenue	98,197	109,575
Cost of service revenue	1,651	1,613
Cost of product sales	878	2,918
Operating expenses	28,800	31,795
Selling, general and administrative expenses	27,588	20,865
Depreciation, amortization, and (gain) loss on disposal of assets, net	27,496	28,850
Impairment of property and equipment	—	5,898
Total costs and expenses	86,413	91,939
Income from operations	11,784	17,636
Interest expense, net	19,579	15,656
Loss on extinguishment of debt	—	—
Other income, net	(2,766)	(3,345)
Total other expenses	16,813	12,311
(Loss) income before income tax (benefit) provision	(5,029)	5,325
Income tax (benefit) provision	(234)	1,734
Net (loss) income	$(4,795)	$3,591

Adjusted EBITDA Reconciliation
Net (loss) income	$(4,795)	$3,591
Interest expense, net	19,579	15,656
Income tax (benefit) provision	(234)	1,734
Depreciation and amortization	27,496	28,865
EBITDA	42,046	49,846
Transaction and other related expenses (i)	5,816	1,135
Transformation expenses (ii)	5,393	—
Impairment of property and equipment (iii)	—	5,898
Sponsor fees and expenses (iv)	1,343	—
Stock-based compensation (v)	—	2,812
Adjusted EBITDA	$54,598	$59,691
Adjusted EBITDA Margin	55.6%	54.5%

(i)

In Q2 2018, costs incurred related to the EPC acquisition, primarily consisting of acquisition services expenses to Platinum Equity Advisors, LLC, professional fees and other expenses. In Q2 2019, costs related to secondary offering expenses incurred by us.

(ii)	One-time costs related to optimizing the expense structure and defining our growth strategy.
(iii)	This represents an impairment charge on fixed assets.
(iv)	Sponsor management fees paid to Platinum Equity Advisors, LLC.
(v)	Non-cash stock based compensation.

VERRA MOBILITY CORPORATION

CALCULATION OF PRO FORMA INFORMATION AND ADJUSTED EBITDA RECONCILIATION

(Unaudited)

	Year-to-Date			Year-to-Date	Year-to-Date
	Q2 2018	Pro Forma		Q2 2018	Q2 2019
($ in thousands)	As Reported	HTA	EPC	Consolidated	As Reported
Service revenue	$166,050	$15,828	$2,954	$184,832	$201,127
Product sales	1,388	—	—	1,388	6,909
Total revenue	167,438	15,828	2,954	186,220	208,036
Cost of service revenue	2,482	—	361	2,843	3,002
Cost of product sales	1,050	—	—	1,050	3,194
Operating expenses	52,481	4,362	810	57,653	61,133
Selling, general and administrative expenses	60,864	12,270	610	73,744	41,416
Depreciation, amortization, and (gain) loss on disposal of assets, net	46,040	398	27	46,465	57,791
Impairment of property and equipment	—	—	—	—	5,898
Total costs and expenses	162,917	17,030	1,808	181,755	172,434
Income (loss) from operations	4,521	(1,202)	1,146	4,465	35,602
Interest expense, net	32,226	33	—	32,259	31,689
Loss on extinguishment of debt	10,151	—	—	10,151	—
Other income, net	(4,059)	—	(6)	(4,065)	(5,552)
Total other expenses (income)	38,318	33	(6)	38,345	26,137
(Loss) income before income tax (benefit) provision	(33,797)	(1,235)	1,152	(33,880)	9,465
Income tax (benefit) provision	(6,844)	10	238	(6,596)	3,054
Net (loss) income	$(26,953)	$(1,245)	$914	$(27,284)	$6,411

Adjusted EBITDA Reconciliation
Net (loss) income	$(26,953)	$(1,245)	$914	$(27,284)	$6,411
Interest expense, net	32,226	33	—	32,259	31,689
Income tax (benefit) provision	(6,844)	10	238	(6,596)	3,054
Depreciation and amortization	46,047	398	27	46,472	57,804
EBITDA	44,476	(804)	1,179	44,851	98,958
Transaction and other related expenses (i)	23,920	11,467	—	35,387	1,135
Transformation expenses (ii)	7,133	—	—	7,133	—
Impairment of property and equipment (iii)	—	—	—	—	5,898
Loss on extinguishment of debt (iv)	10,151	—	—	10,151	—
Sponsor fees and expenses (v)	2,700	—	—	2,700	—
Stock-based compensation (vi)	—	—	—	—	4,955
Adjusted EBITDA	$88,380	$10,663	$1,179	$100,222	$110,946
Adjusted EBITDA Margin	52.8%	67.4%	39.9%	53.8%	53.3%

(i)

For the first half of 2018, these represent adjustments to add back deal fees incurred in relation to the Company’s acquisition by Greenlight Acquisition Corporation in May 2017 and our acquisitions of HTA and EPC. It primarily consists of acquisition services to Platinum Equity Advisors, LLC, professional fees and other expenses.

(ii)	One-time costs related to optimizing the expense structure and defining our growth strategy.
(iii)	This represents an impairment charge on fixed assets.
(iv)

Costs incurred to refinance the Company’s credit facility and term loans. It includes prepayment penalties, the write-off of deferred financing costs, lender fees and third-party costs to issue the new debt.

(v)	Sponsor management fees paid to Platinum Equity Advisors, LLC.
(vi)	Non-cash stock based compensation.

VERRA MOBILITY CORPORATION

FREE CASH FLOW

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2019	2018
Net cash provided by operating activities	$45,781	$12,534
Purchases of installation and service parts and property and equipment	(14,192)	(11,109)
Free cash flow	$31,589	$1,425

ADJUSTED EPS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2019	2018	2019	2018
Net income (loss)	$3,591	$(4,795)	$6,411	$(26,953)
Amortization of intangibles	23,130	22,188	46,261	34,534
Impairment of property and equipment	5,898	—	5,898	—
Stock-based compensation	2,812	—	4,955	—
Adjusted Net Income	$35,431	$17,393	$63,525	$7,581

Weighted average shares - basic	157,846	72,484	156,956	67,520
Adjusted net income per common share - basic	$0.22	$0.24	$0.40	$0.11
Weighted average shares - diluted	161,977	72,484	159,223	67,520
Adjusted net income per common share - diluted	$0.22	$0.24	$0.40	$0.11

Basis of Presentation

We acquired HTA on March 1, 2018 and EPC on April 6, 2018.

On October 18, 2018, Verra Mobility completed a business combination with Gores Holdings II, Inc., a special purpose acquisition company.

EBITDA and Adjusted EBITDA.

We define EBITDA as net income (loss), net of interest expense, income taxes, depreciation and amortization.  Adjusted EBITDA further excludes certain non-cash expenses, including loss on extinguishment of debt and other transactions that management believes are not indicative of our business. Because EBITDA and Adjusted EBITDA, as defined, exclude some but not all items that affect our cash flow from operating activities, they may not be comparable to similarly titled performance measures presented by other companies. EBITDA and Adjusted EBITDA margins are calculated as EBITDA and Adjusted EBITDA, respectively, divided by total revenues expressed as a percentage.

We use these metrics to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. In addition to Adjusted EBITDA being a significant measure of performance for management purposes, we also believe that this presentation provides useful information to investors regarding financial and business trends related to our results of operations and that when non-GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance. EBITDA and Adjusted EBITDA have certain limitations as analytical tools and should not be used as substitutes for net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with GAAP.

Free Cash Flow

We define “Free Cash Flow” as cash flow from operations less capital expenditures.

Adjusted Net Income

We define “Adjusted Net Income” as net income (loss) less amortization expense, impairment of property and equipment and non-cash stock compensation.

Adjusted EPS

We define “Adjusted EPS” as Adjusted Net Income divided by the diluted weighted average shares for the period.

Investor Relations Contact

Marc P. Griffin

ICR, Inc., for Verra Mobility

646-277-1290

IR@verramobility.com